Exhibit 10.7.2

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”), dated as of February 9, 2023, is made by and between Moringa Acquisition Corp, a Cayman Islands exempted company (the “Maker”), and Moringa Sponsor, LP, a Cayman Islands exempted limited partnership (the “Payee”).

WHEREAS, on August 9, 2021, the Maker promised to pay to the order of the Payee, a principal sum of up to $1,000,000 (the “Principal Amount”), on the terms and conditions described in the promissory note signed and delivered by the Maker to the Payee (the “Note”); and

WHEREAS, each of the Maker and the Payee desires to amend the Note as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment, but not specifically defined herein, shall have the meanings ascribed to such terms in the Note.

2. Amendments to the Note.

(a) Effective as February 9, 2023, Section 1 of the Note (Principal), shall be amended and reinstated in its entirely as follows:

“1. Repayment or Conversion of Principal. The entire unpaid principal balance of Note shall be payable on the earlier of:  (i) August 19, 2023, or (ii) the date on which Maker consummates its Initial Business Combination, as defined below (such earlier date, the “Maturity Date”). The principal balance may be prepaid at any time. Notwithstanding the aforesaid, upon the Maturity Date, the Payee, by providing written notice to Maker, may elect to convert any portion or all of the amounts outstanding under this Note into warrants to purchase Class A ordinary shares of the Maker at a conversion price of $1.00 per private warrant. Such private warrants will have an exercise price of $11.50 per underlying Class A ordinary share of the Maker and shall be identical to the private warrants included in the private units issued by Maker to the Payee concurrently with the closing of the Maker’s initial public offering (the “IPO”). Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.”

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment, the Note shall continue unmodified, in full force and effect and constitute legal and binding obligations of the Maker in accordance with its terms. This Amendment forms an integral and inseparable part of the Note. This Amendment is intended to be in full compliance with the requirements for an amendment to the Note as required by Section 13 of the Note, and any defect in fulfilling such requirements for an effective amendment to the Note is hereby ratified, intentionally waived and relinquished by all parties hereto.

4. References. All references to the “Note” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Note”) in the Note shall refer to the Note as amended by this Amendment.

5. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Israel, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment by electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

MORINGA SPONSOR, LP

By:	/s/ Ilan Levin
	Name:	Ilan Levin
	Title:	Director

MORINGA ACQUISITION CORP

By:	/s/ Gil Maman
	Name:	Gil Maman
	Title:	CFO